Exhibit 10.2

WAIVER AND AMENDMENT NUMBER THREE TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Waiver and Amendment Number Three to Second Amended and Restated Credit Agreement (“Amendment”) is entered into as of August 21, 2013, by and among WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company (as successor-by-merger to Wells Fargo Capital Finance, Inc.), as administrative agent (the “Agent”) for the lenders (the “Lenders”) party to the Credit Agreement (as defined below), and the Lenders, on the one hand, and OCLARO, INC., a Delaware corporation (“Parent”), OCLARO TECHNOLOGY LIMITED, a company incorporated under the laws of England and Wales (“Borrower”), and the Grantors (defined below) identified on the signature pages hereto, on the other hand, with reference to the following facts:

A. Agent, Lenders, Parent and Borrower have previously entered into that certain Second Amended and Restated Credit Agreement, dated as of November 2, 2012 (as amended, supplemented, amended and restated, or otherwise modified, the “Credit Agreement”).

B. Certain grantors (“Grantors”) and Agent have previously entered into that certain Amended and Restated Security Agreement (Domestic), dated as of November 2, 2012 (as amended, supplemented, amended and restated, or otherwise modified, the “Domestic Security Agreement”) and that certain Amended and Restated Security Agreement (Foreign), dated as of November 2, 2012 (as amended, supplemented, amended and restated, or otherwise modified, the “Foreign Security Agreement”, and together with the Domestic Security Agreement, the “Security Agreements”).

C. Grantors have previously entered into that certain Amended and Restated General Continuing Guaranty (Domestic) dated as of November 2, 2012 (as amended, supplemented, amended and restated, or otherwise modified, the “Domestic Guaranty”) and that certain Amended and Restated Security Agreement (Foreign), dated as of November 2, 2012 (as amended, supplemented, amended and restated, or otherwise modified, the “Foreign Guaranty”, and together with the Domestic Guaranty, the “Guaranties”).

D. The “Existing Default” (as defined below) has occurred and is continuing.

E. Borrower has requested that Agent and Lenders waive the Existing Default and amend certain provisions of the Credit Agreement.

F. Agent and Lenders are willing to agree to waive the Existing Default on the terms and conditions specified herein.

G. Borrower, Parent, Grantors, Agent, and Lenders desire to amend the Credit Agreement as provided for and on the conditions herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Parent, Grantors, Agent and Lenders agree as follows:

1. DEFINITIONS.

(a) Interpretation. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Credit Agreement unless specifically defined herein.

(b) Additional Definitions. As used herein, the following terms will have the respective meanings given to them below:

(i) “Existing Default” means an Event of Default under Section 8.2(a) of the Credit Agreement as a result of Borrower’s failure to consummate one or more Strategic Transactions by the Milestone Date resulting in Net Proceeds of at least $100,000,000 as required by Section 5.20(a) of the Credit Agreement.

2. ACKNOWLEDGMENTS AND AGREEMENTS.

(a) Acknowledgment of Obligations. Borrower hereby acknowledges, confirms and agrees that as of the close of business on August 19, 2013, (i) Borrower is indebted to Agent and Lenders in respect of the Advances in the principal amount of $0, (ii) Borrower is indebted to Agent and Lenders in respect of the Term Loan in the aggregate principal amount of $25,077,778.78, and (iii) Borrower is indebted to Lender in respect of the Letter of Credit Usage in the principal amount of $30,000. Borrower hereby acknowledges, confirms and agrees that all such loans, together with interest accrued and accruing thereon, and all fees, costs, expenses and other charges now or hereafter payable by Borrower to Agent and Lenders, pursuant to the Loan Documents are unconditionally owing by Borrower to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b) Acknowledgment of Security Interests. Each Grantor hereby acknowledges, confirms and agrees that Agent has and will continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Agent pursuant to the Credit Agreement and the Loan Documents or otherwise granted to or held by Agent, in all cases subject to Permitted Liens.

(c) Application of Collections.

(i) Notwithstanding anything to the contrary in the Credit Agreement and the other Loan Documents, all amounts deposited in any Controlled Account (as defined in the Domestic Security Agreement and Foreign Security Agreement) will be forwarded by daily sweep from the applicable Controlled Account to the Agent’s Account on or after the date hereof (other than constituting proceeds of any Strategic Transactions) and shall be applied in accordance with Section 2.4(b)(ii) of the Credit Agreement; provided, however, all amounts forwarded by daily sweep that would otherwise be applied pursuant to Section 2.4(b)(ii)(M) – (N) of the Credit Agreement shall be retained by Agent in Agent’s Account as cash collateral to secure the Obligations; provided, further, that so long as no Event of Default exists, any amounts retained by Agent shall be applied to any Obligations outstanding as provided in Section 2.4(b)(ii)(A) – (L) of the Credit Agreement; provided, further, that if an Event of Default exists, Agent may (and at the direction of the Supermajority Lenders, shall) apply such cash collateral to the Obligations in accordance with the terms of the Credit Agreement.

(ii) Notwithstanding anything to the contrary in the Credit Agreement and the other Loan Documents, solely with respect to a Strategic Transaction pursuant to clause (b) of such definition, the amounts applied to the Advances and to cash collateralize Letters of Credit pursuant to clause (c)(i) above shall be counted toward the $20,000,000 limitation set forth in Section 2.4(b)(i)(B)(1) of the Credit Agreement (as in effect after giving effect to this Amendment) dollar for dollar until such $20,000,000 limitation is reached as if such amounts had been applied pursuant to Section 2.4(b)(i)(B)(1) of the Credit Agreement (as in effect after giving effect to this Amendment).

(d) LIBOR Rate Loans. Notwithstanding anything to the contrary in the Credit Agreement and the other Loan Documents, Borrower acknowledges and agrees that Borrower may not, at any time on or after the date hereof, exercise the LIBOR Option described in Sections 2.12(a) and (b) of the Credit Agreement for any Advances. All LIBOR Rate Loans that are outstanding on the date hereof will be converted to Base Rate Loans.

(e) Reserves. Without limiting any of the provisions of Section 2.1(c) of the Credit Agreement, Borrower hereby acknowledges and agrees that Agent shall have the right (but not the obligation) to establish reserves from time to time against the Borrowing Base or the Maximum Revolver Amount in such amounts as Agent in its Permitted Discretion shall deem necessary and appropriate with respect to any potential claims with priority over Agent’s floating charge over the Deposit Account (including funds therein) in the United Kingdom, including, without limitation reserves relating to the “prescribed part” or “ring-fenced pot”.

(f) Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (i) this Amendment constitutes a Loan Document, (ii) each of the Credit Agreement and the Loan Documents to which it is a party has been duly executed and delivered to Agent by such Loan Party, and each is and will remain in full force and effect as of the date hereof except as modified pursuant hereto, (iii) the agreements and obligations of Loan Parties contained in such documents and in this Amendment constitute the legal, valid and binding Obligations of Loan Parties, enforceable against it in accordance with their respective terms, and no Loan Party has any knowledge of any valid defense to the enforcement of such Obligations, and (iv) Agent is and will be entitled to the rights, remedies and benefits provided for under the Credit Agreement and the Loan Documents and applicable law.

3. WAIVER IN RESPECT OF EXISTING DEFAULT.

(a) Acknowledgment of Default. Borrower hereby acknowledges and agrees that the Existing Default has occurred and is continuing, constitutes an Event of Default and entitles Agent to exercise its rights and remedies under the Credit Agreement and the Loan Documents, applicable law or otherwise. Borrower represents and warrants that as of the date hereof, no Events of Default exist other than the Existing Default. Borrower hereby acknowledges and agrees that Agent has the exercisable right to declare the Obligations to be immediately due and payable under the terms of the Credit Agreement and the Loan Documents. Borrower acknowledges that neither Agent, Issuing Lender or any Lender has any obligation to make any Advance or issue any Letters of Credit.

(b) Waiver. In reliance upon the representations, warranties and covenants of Borrower contained in this Amendment, and subject to the terms and conditions of this Amendment and any documents or instruments executed in connection herewith, Agent and Lenders hereby waive the Existing Default.

(c) No Other Waivers; Reservation of Rights.

(i) Agent has not waived, is not by this Amendment waiving, and has no intention of waiving, any Events of Default (other than the Existing Default) which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Default or otherwise), and Agent has not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default occurring at any time.

(ii) Subject to Section 3(b) above (solely with respect to the Existing Default), Agent reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Credit Agreement and the Loan Documents as a result of any Events of Default occurring at any time. Agent has not waived any of such rights or remedies, and nothing in this Amendment, and no delay on its part in exercising any such rights or remedies, will be construed as a waiver of any such rights or remedies.

(d) Additional Events of Default. The parties hereto acknowledge, confirm and agree that any misrepresentation by any Loan Party in any material respect, or any failure of any Loan Party to comply with the covenants, conditions and agreements contained in this Amendment will constitute an immediate Event of Default under the Credit Agreement and the Loan Documents.

(e) Waiver Fee. In consideration for the agreements of Agent and the Lenders set forth in Section 3(b) above, Borrower shall pay to Agent, for the ratable benefit of the Lenders in accordance with their respective Pro Rata Shares (calculated in accordance with clause (d) of such definition), a waiver fee of $650,000, which waiver fee shall be deemed fully earned when required to be paid and nonrefundable when paid (the “Waiver Fee”).

4. AMENDMENTS TO THE CREDIT AGREEMENT.

(a) Section 2.4(b)(i)(A) of the Credit Agreement is hereby amended and restated as follows:

“(A) with respect to any Strategic Transaction pursuant to clause (a) of the definition thereof:

(1)	first, such Net Proceeds shall be applied in the order set forth in Sections 2.4(b)(ii)(A) through (L); provided that the aggregate amount of Net Proceeds applied pursuant to this Section 2.4(b)(i)(A)(1), when taken together with any amounts applied to the Obligations pursuant to Section 2.4(b)(i)(B)(1) from all Strategic Transactions may not exceed $20,000,000;

(2)	second, any remaining Net Proceeds shall be applied to the outstanding amount of the Obligations owed to Term Loan Lenders to be applied in the order set forth in Sections 2.4(b)(ii)(M) and (N) until paid in full; and

(3)	third, any remaining proceeds shall be applied to all other Obligations as set forth in Section 2.4(b)(ii).”

(b) Section 2.4(b)(i)(B)(1) of the Credit Agreement is hereby amended by replacing the reference to “Section 2.4(b)(A)(2)” with “Section 2.4 (b)(i)(A)(1)”.

(c) Section 4 of the Credit Agreement is hereby amended by adding the following Sections 4.35 and 4.36 to the end thereof:

“4.35 UK Solvency. (This Section 4.35 shall be governed by and construed in accordance with the laws of England and Wales).

(a) No Insolvency Proceeding has been commenced against Borrower (other than frivolous or vexatious Insolvency Proceedings which have been discharged, stayed or dismissed within 14 days of commencement).

(b) After giving effect to the Third Amendment, Borrower (i) is able (and has not admitted any inability) to pay its debts as they fall due (within the meaning of section 123 of the Insolvency Act 1986 (UK)); (ii) is not and has not been deemed or declared to be unable to pay its debts under applicable law; (iii) has not suspended or threatened to suspend making payments on any of its debts; or (iv) has not by reason of actual or anticipated financial difficulties, commenced negotiations with one or more of its creditors with a view to rescheduling any of its Indebtedness.

(c) The value of the assets of the Borrower are greater than its liabilities (taking into account contingent and prospective liabilities).

4.36 Purpose. All amounts borrowed under this Agreement have been and will continue to be used by Borrower only for purposes which are consistent with the duties of Borrower’s directors under all applicable laws including, without limitation, the Companies Act 2006 (UK) and English law.”

(d) Section 5.20 of the Credit Agreement is hereby amended and restated as follows:

“5.20 Strategic Transactions. Borrower shall (a) have consummated one or more Strategic Transactions pursuant to clause (b) of the definition thereof resulting in Net Proceeds of at least $100,000,000 with at least $80,000,000 of such Net Proceeds being applied in accordance with Section 2.4(b) on or prior to the Milestone Date, (b) notify Agent of any consummated Strategic Transaction at least 2 days prior to the closing of such Strategic Transaction, (c) cause the Net Proceeds of any Strategic Transaction to be paid directly to a Controlled Account of Borrower subject to daily sweeps for application in accordance with Section 2.4(b)(i), and (d) cause its investment banking advisors to provide Agent with weekly telephonic or email updates regarding the status of any potential or actual Strategic Transaction.”

(e) Effective upon the consummation of one or more Strategic Transactions pursuant to clause (b) of the definition thereof and receipt by Agent of Net Proceeds of at least $80,000,000 resulting therefrom, to be applied in accordance with Section 2.4(b) of the Credit Agreement, Section 5.21 of the Credit Agreement shall be deleted in its entirety.

(f) Section 7 of the Credit Agreement is hereby amended by adding the following Section 7.2 at the end thereof:

“7.2 Minimum Liquidity. Not permit Liquidity to be less than $45,000,000 at any time.”

(g) Subsections (c) and (d) of the defined term “Permitted Intercompany Advance” in Section 1.1 of the Credit Agreement are hereby amended and restated as follows:

“(c) made by any of Parent’s Subsidiaries that is a Loan Party to any of Parent’s other Subsidiaries that is not a Loan Party in the form of operational funding consistent with current business practices and consistent with the level and nature of the operations and revenue generating activities implicit in the financial models provided by Parent (as reviewed and approved by the Lenders) and reviewed by Consultant pursuant to Section 5.21, so long as no Default or Event of Default has occurred and is continuing or would result therefrom;

(d) [intentionally omitted];”

(h) The defined term “Milestone Date” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Milestone Date” means September 2, 2013.

(i) The defined term “Strategic Transaction” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Strategic Transaction” means (a) a disposition in one or more transactions of non-core assets of Parent and its Subsidiaries which are unrelated to Parent’s or its Subsidiaries’ Industrial and Consumer Business that is conducted principally at locations in Zurich, Switzerland and Komoro, Japan, so long as the aggregate sale price of all such dispositions (including any deferred purchase price payment) pursuant to this clause (a) at no time exceeds $10,000,000 and such transaction has been approved by Supermajority Lenders, (b) a disposition (whether directly or through a sale of interests in one or more entities) of all or a portion of Parent’s and its Subsidiaries’ Industrial and Consumer Business consisting of the business conducted at its locations in Zurich, Switzerland and related assets located there and elsewhere (which related assets may include the 980 nm pumps or the business conducted at locations in Komoro, Japan) in a single transaction that results in aggregate Net Proceeds received by Parent or its Subsidiaries of not less than $100,000,000, or (c) any other disposition, in one or more transactions, of the assets of Parent and its Subsidiaries which are approved by Supermajority Lenders; provided, that such approval will not be conditioned upon the application of the Net Proceeds of such disposition in any manner other than as set forth in Section 2.4(b).

(j) The defined term “Qualified Cash” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Qualified Cash” means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of Parent and its Subsidiaries that is in Deposit Accounts or in Securities Accounts, or any combination thereof which is subject to a first priority Lien in favor of Agent to secure the Obligations, and which such Deposit Account or Securities Account is the subject of a Control Agreement and is maintained by a branch office of the bank or securities intermediary located within the United States, United Kingdom or Canada.

(k) Schedule 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order:

“Liquidity” means, as of any date of determination, the sum of Excess Availability plus the lesser of (i) $25,000,000 and (ii) Qualified Cash at such time.

“Third Amendment” means that certain Waiver and Amendment Number Three to Second Amended and Restated Credit Agreement, entered into as of August 21, 2013, by and among Agent, Lenders, Parent, Borrower and Grantors.

(l) Schedule C-1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule C-1 attached hereto.

(m) Schedule 5.2 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 5.2 attached hereto.

5. COVENANTS.

(a) Consultant. Borrower and each other Grantor (i) agree to fully cooperate with Alvarez & Marsal North America, LLC or such other consultant engaged by Agent (“Agent’s Consultant”), (ii) agree to provide Agent’s Consultant access to its properties, books and records, employees and professionals (including financial advisors, investment bankers and consultants) and (iii) hereby authorize Agent’s Consultant to provide to Agent such information and status reports from time to time with respect to Borrower and Grantors and their financial condition, businesses, assets, liabilities and prospects, as Agent requests from time to time.

(b) Joinder to Intercompany Subordination Agreement. On or before the date that is 10 days following the date hereof, Borrower shall deliver to Agent, a joinder to that certain Second Amended and Restated Intercompany Subordination Agreement dated as of November 2, 2012 between Parent, the Subsidiaries and Affiliates of Parent party thereto from time to time and Agent, executed by Oclaro Japan, Inc., Opnext Germany GmbH, Forthaven Ltd. (UK), Oclaro (North America), Inc., Italy Branch, Oclaro Japan KK, Avanex Communication Technologies Co., Ltd., Oclaro Technology (Shenzhen) Co., Ltd., Oclaro (Thailand) Ltd., Oclaro Switzerland GmbH and Oclaro Luxembourg S.A., in form in substance satisfactory to Agent.

6. BOOKHAM INTERNATIONAL LTD.

(a) The Agent and each Lender consent to the sale, transfer or other disposition of 51% of the equity interests (the “Cayman Shares”) of Bookham International Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Oclaro Cayman”), free and clear of the Agent’s and such Lender’s Lien thereon, solely in connection with a Strategic Transaction pursuant to clause (b) of such definition.

(b) Upon the consummation of one or more Strategic Transactions pursuant to clause (b) of the definition thereof resulting in Net Proceeds of at least $100,000,000 and receipt by Agent of Net Proceeds of at least $80,000,000 of such Net Proceeds on or prior to the Milestone Date, to be applied in accordance with Section 2.4(b), the Agent and each Lender shall (i) release its Lien on the Cayman Shares granted by Borrower under the Foreign Security Agreement, the Share Charge dated as of August 2, 2006 (as amended or otherwise modified), made by Borrower in favor of Lender or any other Loan Document, (ii) release its Lien on the assets of Oclaro Cayman, including the equity interests of Oclaro Technology (Shenzhen) (FFTZ) Co., Ltd. (the “Oclaro Shenzhen Equity Interests”), granted by Oclaro Cayman under the Foreign Security Agreement, the Deed of Charge dated as of August 2, 2006 (as amended or otherwise modified, the “Cayman Deed”), made by Oclaro Cayman in favor of the Agent or any other Loan Document and (iii) release Oclaro Cayman from its obligations under the Foreign Guaranty, the Foreign Security Agreement, the Cayman Deed and each other Loan Document. At any time upon the reasonable request of Parent or Borrower, the Agent and each Lender shall execute and deliver any releases or other documents that Parent or Borrower reasonably request to evidence or effect the releases provided for herein, at the cost of Borrower and Parent. Upon consummation of the Strategic Transaction pursuant to clause (b) of the definition thereof and the re-transfer of the Cayman Shares and the Oclaro Shenzhen Equity Interests to Borrower and Oclaro Cayman in accordance with the documentation relating to the Strategic Transaction, Agent’s and each Lender’s Lien on the Cayman Shares and Oclaro Shenzhen Equity Interests shall be deemed to automatically and immediately attach and otherwise become valid and effective upon each re-transfer of the Cayman Shares and Oclaro Shenzhen Equity Interests, respectively. Upon Agent’s request, Borrower and each other Grantor shall execute and deliver any documentation that Agent reasonably requests to evidence or effect the Agent and Lenders’ Lien on the Cayman Shares and the Oclaro Shenzhen Equity Interests.

7. REPRESENTATIONS AND WARRANTIES. Parent, Borrower, and each Grantor each hereby affirms to Agent and Lenders that, after giving effect to the amendments herein, all of its representations and warranties set forth in the Credit Agreement are true, complete and accurate in all respects as of the date hereof.

8. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of:

(a) a fully executed copy of this Amendment, the Reaffirmation of Guaranty attached hereto, and a reaffirmation of the Loan Documents;

(b) an acknowledgment executed by Borrower, in form and substance satisfactory to Agent, of Agent’s engagement of Agent’s Consultant;

(c) the Waiver Fee;

(d) a fully executed copy of that certain Amendment No. 1 to Agreement Among Lenders dated as of the date hereof by and among Agent and the Lenders; and

(e) all fees and other amounts payable on or prior to the closing date of this Agreement, including all attorneys’, consultants’ and other professionals’ fees and expenses incurred by Agent and Lenders (including, without limitation, fees and expenses for Agent and each Lender’s respective counsel).

9. RELEASE.

(a) Except with respect to the rights of Borrower, Parent, and each Grantor expressly provided herein, in consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower, Parent, and each Grantor, on behalf of itself and its successors, assigns and other legal representatives (each of Borrower, Parent, and each Grantor and all such other persons being hereinafter referred to collectively as “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent and each Lender and all such other persons being hereinafter referred to collectively as “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Releasors may now or hereafter own, hold, have or claim to have against Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement or any of the other Loan Documents or transactions thereunder or related thereto.

(b) It is the intention of each of Borrower, Parent, and each Grantor that this Amendment and the release set forth above shall constitute a full and final accord and satisfaction of all claims they may have or hereafter be deemed to have against Releasees as set forth herein. In furtherance of this intention, each of Borrower, Parent, and each Grantor, on behalf of itself and each other Releasor, expressly waives any statutory or common law provision that would otherwise prevent the release set forth above from extending to claims that are not currently known or suspected to exist in any Releasor’s favor at the time of executing this Amendment and which, if known by Releasors, might have materially affected the agreement as provided for hereunder. Each of Borrower, Parent, and each Grantor, on behalf of itself and each other Releasor, acknowledges that it is familiar with Section 1542 of California Civil Code:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Each of Borrower, Parent, and each Grantor, on behalf of itself and each other Releasor, waives and releases any rights or benefits that it may have under Section 1542 to the full extent that it may lawfully waive such rights and benefits, and each of Borrower, Parent, and each Grantor, on behalf of itself and each other Releasor, acknowledges that it understands the significance and consequences of the waiver of the provisions of Section 1542 and that it has been advised by its attorney as to the significance and consequences of this waiver.

(c) Each of Borrower, Parent, and each Grantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d) Each of Borrower, Parent, and each Grantor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

10. COVENANT NOT TO SUE. Each of the Releasors hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Releasor pursuant to Section 9 above. If any Releasor violates the foregoing covenant, Borrower, for itself and its successors, assigns and other legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

11. COSTS AND EXPENSES. Borrower shall pay to Agent all of Agent’s and Lenders’ out-of-pocket costs and reasonable expenses (including, without limitation, the fees and expenses of their respective counsel, which counsel may include any local counsel deemed by Agent as necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

12. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Credit Agreement, as amended and supplemented hereby, shall remain in full force and effect.

13. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto and the satisfaction of the condition precedent in Section 8 above.

[Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent and a Lender

By:	/s/ Patrick McCormack
Name:	Patrick McCormack
Title:	V.P.

Signature Page to Amendment Number Three to Second Amended and Restated Credit Agreement

SILICON VALLEY BANK, as a Lender

By:	/s/ Marla Johnson
Name:	Marla Johnson
Title:	Managing Director

Signature Page to Amendment Number Three to Second Amended and Restated Credit Agreement

PECM STRATEGIC FUNDING LP, as a Term Loan Lender

By:	/s/ Bryan Martoken
Name:	BRYAN MARTOKEN
Title:	CFO

PROVIDENCE TMT DEBT OPPORTUNITY FUND II LP, as a Term Loan Lender

By:	/s/ Bryan Martoken
Name:	BRYAN MARTOKEN
Title:	CFO

OCLARO, INC., a Delaware corporation, as Parent and a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Chief Financial Officer

OCLARO TECHNOLOGY LIMITED, a company incorporated under the laws of England and Wales, as Borrower and a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Secretary

Witness:

By:	/s/ Carol Davis
Name:	Carol Davis
Title:	Paralegal
Address: 2560 Junction Avenue, San Jose, CA 95134

Signature Page to Amendment Number Three to Second Amended and Restated Credit Agreement

OCLARO TECHNOLOGY, INC., a Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Treasurer & Secretary

OCLARO (NEW JERSEY), INC., a Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

OCLARO PHOTONICS, INC., a Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, Treasurer & Secretary

OCLARO (NORTH AMERICA), INC., a Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	CEO, CFO & Secretary

MINTERA CORPORATION, a Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

OPNEXT, INC., a Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	CEO, President, CFO & Secretary

Signature Page to Amendment Number Three to Second Amended and Restated Credit Agreement

PINE PHOTONICS COMMUNICATIONS, INC., a Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, Treasurer & Secretary

OPNEXT SUBSYSTEMS, INC., a Delaware corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

BOOKHAM INTERNATIONAL LTD., a company organized under the laws of the Cayman Islands, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Secretary

BOOKHAM NOMINEES LIMITED, a company incorporated under the laws of England and Wales, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Secretary

Witness:

By:	/s/ Carol Davis
Name:	Carol Davis
Title:	Paralegal
Address: 2560 Junction Avenue, San Jose, CA 95134

OCLARO (CANADA) INC., a federally incorporated Canadian corporation, as a Grantor

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President & Treasurer

OCLARO INNOVATIONS LLP, a limited liability partnership organized under the laws of England and Wales, as a Grantor

By:	Oclaro, Inc.,
its member

	By:	/s/ Jerry Turin
	Name:	Jerry Turin
	Title:	CFO

By:	Oclaro (North America), Inc., its member

	By:	/s/ Jerry Turin
	Name:	Jerry Turin
	Title:	CEO, CFO & Secretary

REAFFIRMATION OF GUARANTY

Each of the undersigned has executed an Amended and Restated General Continuing Guaranty (Domestic) or Amended and Restated General Continuing Guaranty (Foreign) (each, a “Guaranty”), in favor of Wells Fargo Capital Finance, LLC, a Delaware limited liability company (as successor-by-merger to Wells Fargo Capital Finance, Inc.) (“WFCF”), as agent (in such capacity, the “Agent”) for the lenders (the “Lenders”) from time to time party to Credit Agreement (as defined above) respecting the obligations of Oclaro Technology Limited, a company organized under the laws of England and Wales (the “Borrower”) and Oclaro, Inc., a Delaware corporation (the “Parent”), owing to the Lenders. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: (i) its Guaranty remains in full force and effect; (ii) nothing in such Guaranty obligates Agent or any Lender to notify any of the undersigned of any changes in the financial accommodations made available to the Borrower or to seek reaffirmations of any of the Guaranties; and (iii) no requirement to so notify any of the undersigned or to seek reaffirmation in the future shall be implied by the delivery or execution of this reaffirmation.

OCLARO INNOVATIONS LLP
a limited liability partnership organized under the laws of England and Wales

By:	Oclaro, Inc., its member

	By:	/s/ Jerry Turin
	Name:	Jerry Turin
	Title:	CFO

By:	Oclaro (North America), Inc., its member

	By:	/s/ Jerry Turin
	Name:	Jerry Turin
	Title:	CEO, CFO & Secretary

BOOKHAM NOMINEES LIMITED,
a company incorporated under the laws of England and Wales

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Secretary

Witness:

By:	/s/ Carol Davis
Name:	Carol Davis
Title:	Paralegal
Address:	2560 Junction Avenue, San Jose, CA 95134

BOOKHAM INTERNATIONAL LTD.,
a company organized under the laws of the Cayman Islands

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Secretary

OCLARO (CANADA) INC.,
a federally incorporated Canadian corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin,
Title:	President & Treasurer

OCLARO, INC.,
a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Chief Financial Officer

OCLARO TECHNOLOGY, INC.,
a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	Treasurer & Secretary

OCLARO (NEW JERSEY), INC.,
a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

OCLARO PHOTONICS, INC.,
a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, Treasurer & Secretary

MINTERA CORPORATION,
a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

OCLARO (NORTH AMERICA), INC.,
a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	CEO, CFO & Secretary

OPNEXT, INC.,
a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	CEO, President, CFO & Secretary

PINE PHOTONICS COMMUNICATIONS, INC.,
a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, Treasurer & Secretary

OPNEXT SUBSYSTEMS, INC.,
a Delaware corporation

By:	/s/ Jerry Turin
Name:	Jerry Turin
Title:	President, CFO & Secretary

SCHEDULE C-1

Commitments

Lender	Revolver Commitment*	Term Loan Commitment	Total Commitment
Wells Fargo Capital Finance, Inc.	$31,250,000	$0	$31,250,000
Silicon Valley Bank	$18,750,000	$0	$18,750,000
PECM Strategic Funding LP	$0	$10,250,000	$10,250,000
Providence TMT Debt Opportunity Fund II LP	$0	$14,750,000	$14,750,000
All Lenders	$50,000,000	$25,000,000	$75,000,000

SCHEDULE 5.2

Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the documents set forth below at the following times in form satisfactory to Agent:

Daily by 11:00 a.m. (Pacific Standard Time) of each day	(a) a detailed report regarding Parent’s and its Subsidiaries’ cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash.

Weekly by the 3rd Business Day of each week

(b) a detailed report, including a rolling 13-week cash flow forecast, regarding Parent’s and its Subsidiaries’ cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash;

Monthly (no later than the 10th day of each month) (or, if the Revolver Usage is in excess of $0 (other than that certain Letter of Credit # SM239003W) or a request for an Advance or the issuance of a Letter of Credit (other than that certain Letter of Credit # SM239003W) has been made, weekly by the 3rd Business day of each week, it being understood that if Borrower shall request an Advance or the issuance of a Letter of Credit (other than that certain Letter of Credit # SM239003W), Borrower shall deliver items (c) through (g) by 11:00 a.m. (Pacific Standard Time) one Business Day

(c) an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records, in each case, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of Borrower’s general ledger,

(d) a Borrowing Base Certificate,

(e) a detailed aging, by total, of Borrower’s Accounts, together with a reconciliation and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format, if Borrowers have implemented electronic reporting),

(f) a detailed calculation of those Accounts that are not eligible for the Borrowing Base, if Borrowers have not implemented electronic reporting, and

(g) a summary aging, by vendor, of Parent’s and its Subsidiaries’ accounts payable and any book overdrafts (delivered electronically in an acceptable format, if Borrowers have implemented electronic reporting) and an aging, by vendor, of any held checks.

prior to such request)

Schedule 5.2

Monthly (no later than the 10th day of each month)

(h) unless delivered pursuant to clause (c) above, an Account roll-forward with supporting details supplied from sales journals, collection journals, credit registers and any other records, in each case, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of Borrower’s general ledger,

(i) notice of all claims, offsets, or disputes asserted by Account Debtors with respect to Parent’s and its Subsidiaries’ Accounts,

(j) unless delivered pursuant to clause (d) above, a Borrowing Base Certificate,

(k) unless delivered pursuant to clause (e) above, a detailed aging, by total, of Borrower’s Accounts, together with a reconciliation and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format, if Borrowers have implemented electronic reporting),

Schedule 5.2

(l) unless delivered pursuant to clause (f) above, a detailed calculation of those Accounts that are not eligible for the Borrowing Base, if Borrowers have not implemented electronic reporting,

(m) unless delivered pursuant to clause (f) above, a summary aging, by vendor, of Parent’s and its Subsidiaries’ accounts payable and any book overdrafts (delivered electronically in an acceptable format, if Borrowers have implemented electronic reporting) and an aging, by vendor, of any held checks, and

(n) a monthly Account roll-forward.

Monthly (no later than the 30th day of each month)

(o) a reconciliation of Accounts of Borrower’s general ledger accounts and trade accounts payable of Parent and its Subsidiaries’ general ledger accounts to, in each case, their monthly financial statements including any book reserves related to each category, and

(p) a report regarding Parent’s and its Subsidiaries’ accrued, but unpaid, ad valorem taxes.

Quarterly

(q) a detailed report regarding Parent’s and its Subsidiaries’ Permitted Dispositions including a detailed list of the assets sold or disposed of since the Closing Date and the consideration received in connection therewith.

Annually	(r) a detailed list of Parent’s and its Subsidiaries’ customers, including contract expiration dates, together with address and contact information.

Upon request by Agent

(s) copies of invoices together with corresponding shipping and delivery documents, and credit memos together with corresponding supporting documentation, with respect to invoices and credit memos in excess of an amount determined in the sole discretion of Agent, from time to time and

(t) such other reports as to the Collateral or the financial condition of Parent and its Subsidiaries, as Agent may reasonably request.

Schedule 5.2